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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Asset Acceptance Capital Corp.
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             (Exact name of registrant as specified in its charter)

                 Delaware                              80-0076779
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  (State of incorporation or organization)  (I.R.S. Employer Identification No.)

   6985 Miller Rd., Warren, Michigan                             48092
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 (Address of principal executive offices)                      (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                  Name of each exchange on which
     to be so registered                  each class is to be registered

           None                                           N/A
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. / /

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. /X/

Securities Act registration statement file number to which this form relates:
333-109987               (if applicable)
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Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $0.01 per share
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                                (Title of class)


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                                (Title of class)



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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         For a description of the common stock, par value $0.01 per share, of the Registrant to be registered hereunder (the "Securities"), reference is made to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (File No. 333-109987), as filed October 24, 2003, as amended and as may be further amended from time to time, which information is incorporated by reference herein. Any form of prospectus subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act which includes a description of the securities to be registered hereunder shall be deemed to be incorporated by reference into this Registration Statement. Subject to notice of issuance, the Securities have been approved for listing on The Nasdaq National Market under the symbol "AACC".

ITEM 2.  EXHIBITS

The following exhibits are filed as part of this Registration Statement:

Exhibit No.                Exhibit Title or Description

3.1 Certificate of Incorporation of Asset Acceptance Capital Corp. (previously filed as Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, File No. 333-109987, and incorporated herein by reference).

3.2 Bylaws of Asset Acceptance Capital Corp. (previously filed as Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, File No. 333-109987, and incorporated herein by reference).

3.3 Form of Amended and Restated Certificate of Incorporation of Asset Acceptance Capital Corp. (previously filed as Exhibit 3.3 to the Registrant's Registration Statement on Form S-1, File No 333-109987, and incorporated herein by reference).

3.4 Form of Amended and Restated Bylaws of Asset Acceptance Capital Corp. (previously filed as Exhibit
                           3.4 to the Registrant's Registration Statement on Form S-1, File No 333-109987, and incorporated herein by reference).

4.1                        Form of Common Stock Certificate (previously filed as
                           Exhibit 4.1 to the Registrant's Registration
                           Statement on Form S-1, File No 333-109987, and incorporated herein by reference).

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            ASSET ACCEPTANCE CAPITAL CORP.

Date:  January 20, 2004                   By:  /s/ Nathaniel F. Bradley IV
                                               ---------------------------------
                                                 Nathaniel F. Bradley IV
                                                 President and Chief Executive
                                                 Officer